SHORT-TERM DEBT AND LONG-TERM DEBT (Schedule Of Debt Instruments) (Details) - USD ($) $ in Thousands		Dec. 31, 2017	Dec. 31, 2016
Total		$ 47,665	$ 95,390
An asset management company [Member]
Total	[1]	0	42,786
A trust company [Member]
Total	[2]	0	52,604
Hengfeng Bank and East West Bank [Member]
Total	[3],[4]	$ 47,665	$ 0

[1]	In November 2015, the Company entered into a long-term loan agreement with an asset management company to borrow $69,468 in order to finance the investment in SoFi. The loan bears an annual interest rate ranging from 12% to 16% upon certain scenarios, including a qualified public offering of SoFi during the period of the loan, and requests the pledge of certain assets of the Company including building, the long-term investment in Hayman, and certain shares of SoFi owned by the Company including 4,970,573 Series B Preferred Stock, 6,020,695 Series D Preferred Stock and 2,361,116 Series E Preferred Stock. The loan is expected to be repaid within four years. The Chief Executive Officer (“CEO”) of the Company provided joint and several liability guarantee for the loan. The loan can be repaid in advance at the option of the Company upon distribution from the long-term investment in one of its equity method investee, or upon approval from the asset management company. In January 2016, the Company received the notice for such distribution from the equity method investee and repaid $23,608 of the loan balance. In early 2017, the Company made a request to the asset management company for an early repayment. Such request was approved and the Company repaid the remainder of the loan in February 2017.
[2]	In October 2015, the Company entered into a long-term loan agreement with a trust company to borrow $59,260 in order to finance the investment in SoFi. The loan bears an annual interest rate 6% and requests the pledge of 7,512,535 Series F Preferred Stock of SoFi owned by the Company. As of December 31, 2017, as a result of SoFi missing certain revenue target, the loan became due within one year. Accordingly, the Company reclassed the loan to long-term debt - current. Additionally, the Company issued the trust company a warrant to purchase 1,502,507 Series F Preferred Stock of SoFi from the Company at a preliminary exercise price of $15.7763 per share upon occurrence of certain events within five years, including a qualified public offering of SoFi. Such warrant was considered as liability-classified warrants and separately recorded based on its fair value under the caption of "Other non-current liabilities" on the consolidated balance sheet.
[3]	In December 2016, the Company entered into a short-term loan agreement with East West Bank for $30,000. The loan bears an annual interest rate equal to the one month LIBOR rate plus 1.2% and has a loan period of six month. In June 2017, the Company amended and extended the maturity date to April 2018. In October 2017, the Company repaid $10,000 of the loan balance. In January 2018, the Company further refinanced its short term loan agreement with East West Bank and replaced it with a long-term debt. The long-term debt has an annual interest rate equal to LIBOR rate plus 1.2% and is repayable on April 3, 2020. Accordingly, the Company has excluded $20,000 from the short term debt and has reclassified it to long-term debt as of December 31, 2017.
[4]	In March 2017, the Company entered into a loan agreement with Hengfeng Bank for $33,045. The loan bears an annual interest rate of 109.2% of the one year loan interest rate quoted by the People’s Bank of China. The Company repaid $2,305 of the principal during the year ended December 31, 2017. $3,074 of the principal is due during the year ended December 31, 2018 and the remaining balance, classified as long-term debt, is due during the years ended December 31, 2019 and 2020.